                                 PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )   Preliminary Proxy Statement          ( )  Confidential, for Use of the
                                                Commission Only (as permitted
(X)   Definitive Proxy Statement                by Rule 14a-6(e)(2))

( )   Definitive Additional Materials

( )   Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                                ING EQUITY TRUST
                           ING VARIABLE PRODUCTS TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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( )      Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

                                ING EQUITY TRUST
                            ING LARGECAP GROWTH FUND

                          ING VARIABLE PRODUCTS TRUST
                        ING VP LARGECAP GROWTH PORTFOLIO

                        7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                 April 22, 2003

Dear Shareholder:

    On behalf of the Boards of Trustees of ING LargeCap Growth Fund (formerly, "Pilgrim LargeCap Growth Fund") and ING VP LargeCap Growth Portfolio (formerly, "Pilgrim VP LargeCap Growth Portfolio") (each a "Fund" and collectively, the "Funds"), I invite you to a Special Meeting of shareholders ("Special Meeting") of each Fund to be held at 10:00 a.m., Local time, on May 29, 2003 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

    At the Special Meeting, Shareholders of each Fund will be asked to approve a Sub-Advisory Agreement between ING Investments, LLC, the Adviser of each Fund, and Wellington Management Company, LLP ("Wellington Management"). If approved, Wellington Management would serve as the Sub-Adviser to each Fund. The Sub-Advisory Agreement requires shareholder approval.

    After careful consideration, your Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY 19, 2003.

    The ING LargeCap Growth Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

    We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           James M. Hennessy
                                           President and Chief Executive Officer

                            ING LARGECAP GROWTH FUND
                        ING VP LARGECAP GROWTH PORTFOLIO
                        7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF ING LARGECAP GROWTH FUND
                      AND ING VP LARGECAP GROWTH PORTFOLIO
                           TO BE HELD ON MAY 29, 2003

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING LargeCap Growth Fund (formerly, "Pilgrim LargeCap Growth Fund") and ING VP LargeCap Growth Portfolio (formerly, "Pilgrim VP LargeCap Growth Portfolio") (each a "Fund" and collectively, the "Funds"), is scheduled for May 29, 2003, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

    At the Special Meeting, you will be asked to consider and approve the following proposals:

        I. To approve a Sub-Advisory Agreement for the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio, between ING Investments, LLC and Wellington Management Company, LLP with no change in the Adviser or the overall management fee paid by each Fund.

        II. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

    Shareholders of record as of the close of business on March 3, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund or by voting in person at the Special Meeting.

                                           By Order of the Board of Trustees,

                                           Kimberly A. Anderson,
                                           Vice President and Secretary

Dated: April 22, 2003

                                PROXY STATEMENT

                                 APRIL 22, 2003

                            ING LARGECAP GROWTH FUND

                        ING VP LARGECAP GROWTH PORTFOLIO

  (each, a "Fund" or an "ING Fund" and, collectively, the "Funds" or the "ING
                                    Funds")

                           TOLL FREE: (800) 992-0180
                        7337 EAST DOUBLETREE RANCH ROAD
                           SCOTTSDALE, AZ 85258-2034

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2003

                             ---------------------

WHO IS ASKING FOR MY VOTE?

    The Boards of Trustees (collectively, the "Board") are sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other shareholders of the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio (each a "Fund" and collectively, the "Funds").

WHY IS THE SPECIAL MEETING BEING HELD?

    The Special Meeting is being held for the following purposes:

        I. To approve a Sub-Advisory Agreement for the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio, between ING Investments, LLC and Wellington Management Company, LLP, with no change in the Adviser or the overall management fee paid by each Fund.

        II. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

    If the Proposal regarding the approval of the Sub-Advisory Agreement is approved by shareholders, Wellington Management Company, LLP ("Wellington Management" or "Proposed Sub-Adviser") will become the sub-adviser to the Funds under the Sub-Advisory Agreement.

WHY DID YOU SEND ME THIS BOOKLET?

    This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own -- because you have the right to vote on this important Proposal concerning your investment in the Funds.

    Although various ING entities are, in most cases, the true "shareholders" of the ING VP LargeCap Growth Portfolio, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those ING entities how to vote their interests regarding the Proposals set forth in the Proxy Statement. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

WHO IS ELIGIBLE TO VOTE?

    The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about April 22, 2003 to all shareholders of record who are eligible to vote. Shareholders who owned shares in a Fund as of the close of business on March 3, 2003 ("Record Date") are eligible to vote. Each share is entitled to one vote.

The following table sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

                                                      SHARE        SHARES
FUND                                                  CLASS     OUTSTANDING
----                                                 -------   --------------
ING LargeCap Growth Fund...........................  Class A   2,929,348.6460
ING LargeCap Growth Fund...........................  Class B   5,461,827.2780
ING LargeCap Growth Fund...........................  Class C   2,388,812.4490
ING LargeCap Growth Fund...........................  Class I   1,489,672.5600
ING LargeCap Growth Fund...........................  Class Q     603,507.3300
ING VP LargeCap Growth Portfolio...................  Class S     217,020.6690

    To the best of each Fund's knowledge, as of March 24, 2003, no person owned beneficially more than 5% of any class of a Fund, except as set forth in APPENDIX 1. To the best of each Fund's knowledge, as of March 24, 2003, no Trustee owned beneficially more than 1% of any class of a Fund.

    The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

HOW DO I VOTE?

    Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot(s) promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot(s). In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments, LLC ("ING Investments" or the "Adviser") or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

  ING LARGECAP GROWTH FUND

    For ING LargeCap Growth Fund, Georgeson Shareholder Communications, Inc. (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $9,600. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot(s), and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or require replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-739-1840.

  ING VP LARGECAP GROWTH PORTFOLIO

    Shares of the ING VP LargeCap Growth Portfolio are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts"). Variable Contract owners or participants under group contracts, as applicable, who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The insurance company that uses the Fund as a funding vehicle, is, in most cases, the true shareholder of the Fund and, as the legal owner of the Fund shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. Therefore, an insurance company will request voting instructions from the Variable Contract owner and will vote shares or other voting interests in the Separate Account in proportion to voting instructions received.

    Variable Contract owners permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract owners, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract owners.

    If the shareholder wishes to participate in the Special Meeting, the shareholder may submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract owners, participants or shareholders, are described as voting for purposes of this Proxy Statement.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

    The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on May 29, 2003, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

    Each Fund's Board, including the Trustees who are not "interested parties" to the proposed Sub-Advisory Agreement or interested persons of such parties (hereinafter, "Independent Trustees"), unanimously voted to approve the proposed Sub-Advisory Agreement at a meeting held on February 25, 2003 upon recommendation by ING Investments.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

    Copies of the Annual and Semi-Annual Report for the fiscal year ended May 31, 2002 and November 30, 2002, respectively, for ING LargeCap Growth Fund and June 30, 2002 and December 2002, respectively, for ING VP LargeCap Growth Portfolio have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those reports, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention:
Literature Fulfillment, or by calling 1-800-992-0180.

                                 PROPOSAL NO. 1

                APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

    The Funds and ING Investments wish to retain the services of Wellington Management as a Sub-Adviser to the Funds. Wellington Management would serve the Funds under the proposed Sub-Advisory Agreement between ING Investments and Wellington Management, a copy of which is included as APPENDIX 2. The description of the proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX 2.

WHO IS THE ADVISER?

    ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Group"). ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2002, ING Investments managed over $32.5 billion in assets.

WHO IS THE PROPOSED SUB-ADVISER?

    Founded in 1928, Wellington Management is one of America's oldest investment management firms. Headquartered in Boston, with seven affiliate offices in the United States and around the world, Wellington Management provides investment services to many of the world's leading public and private institutions. With over 70 years of mutual fund experience, Wellington Management has built an infrastructure of client service, marketing, operations, compliance, and legal teams that provide comprehensive business services to its sub-advisory clients. As of December 31, 2002, Wellington Management had over $300 billion of assets under management, of which $162 billion was in equity securities. Wellington Management is a limited liability partnership organized in Massachusetts and owned entirely by its 76 partners, all of whom are active in the business. It currently has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is registered with the SEC as an investment adviser. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. See Appendix 3 for a listing of the names and the principal occupations of the partners of Wellington Management, each of whom may be reached at the principal offices of the firm. As of March 24, 2003, no Trustee or officer of the Funds was an officer, director, employee, general partner or shareholder of Wellington Management. As of December 31, 2002, Wellington Management had no affiliated brokers.

    APPENDIX 4 sets forth the name of other investment companies with investment objectives similar to the Funds, for which Wellington Management acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of each investment company as of December 31, 2002.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUNDS?

    Currently, the Funds are managed by ING Investments. If the proposed Sub-Advisory Agreement is approved, Wellington Management would provide day-to-day management of each Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of Wellington Management. ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio would be managed by the following Wellington Management investment personnel:

    - ANDREW J. SHILLING, CFA                    Senior Vice President, Partner,
                                                    and Equity Portfolio Manager

    Mr. Shilling is a portfolio manager in the Growth Group and is focused on managing portfolios in the Large Capitalization Growth style. Prior to becoming a portfolio manager, he was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries. Prior to joining Wellington Management in 1992, he worked for The Lodestar Group, a New York-based investment banking boutique and principal investment company, and he was a financial analyst in the Mergers and Acquisitions Department at Lehman Brothers. A 1989 graduate of Amherst College with a BA, cum laude, in Economics, he received his MBA from the Amos Tuck School of Business Administration at Dartmouth College in 1994. Additionally, Mr. Shilling has earned the right to use the Chartered Financial Analyst designation.

HOW DOES THE PERFORMANCE OF THE FUNDS COMPARE TO THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT?

    The tables below are designed to show you the relative performance of the Funds and the Wellington Management Large-Cap Growth Composite (the "Wellington Management Composite"), a composite of similar large-cap growth investment accounts managed by Wellington Management over various periods in the past. The Wellington Management Composite is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objectives, policies, strategies, and risks of the Funds.

    The tables below show the returns for the Funds and the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five-, and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 5 years. This information is designed to compare the past performance of Wellington Management in managing substantially similar invest-ment accounts against the past performance of the Funds. It does not indicate how the Funds will perform in the future. Past performance is not a guarantee of future results.

                    COMPARISON FOR ING LARGECAP GROWTH FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                                                         SINCE FUND'S
                                                          INCEPTION
                                                          (JULY 21,
                         1 YEAR    3 YEARS    5 YEARS       1997)        10 YEARS
                         ------    -------    -------    ------------    --------
ING LargeCap Growth
  Fund -- Class A
  Shares...............  -40.07%   -33.17%     -1.34%        0.09%          N/A
Wellington Management
  Large-Cap Growth
  Composite............  -30.67%   -24.91%     -3.47%       -2.43%*        5.96%
Russell 1000 Growth
  Index(1).............  -27.88%   -23.64%     -3.84%       -3.50%**       6.71%

---------------

 * For the Wellington Management Large-Cap Growth Composite, the inception date used was 7/31/97.

** For the Russell 1000 Growth Index, the inception date used was 8/1/97.

                              ANNUAL TOTAL RETURNS

                           (AS OF DECEMBER 31, 2002)

                                                      WELLINGTON
                                  ING LARGECAP        MANAGEMENT      RUSSELL 1000
                                  GROWTH FUND      LARGE-CAP GROWTH      GROWTH
                                (CLASS A SHARES)      COMPOSITE         INDEX(1)
                                ----------------   ----------------   ------------
2002..........................       -36.41%            -24.57%          -27.88%
2001..........................       -38.42%            -16.74%          -20.42%
2000..........................       -19.12%            -22.87%          -22.42%
1999..........................        96.41%             34.89%           33.16%
1998..........................        59.45%             37.59%           38.71%

                COMPARISON FOR ING VP LARGECAP GROWTH PORTFOLIO

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                                    SINCE FUND'S
                                     INCEPTION
                                     (AUGUST 1,
                           1 YEAR      2001)         3 YEARS   5 YEARS   10 YEARS
                           ------   ------------     -------   -------   --------
ING VP LargeCap Growth
  Portfolio..............  -34.80%     -27.79%          N/A       N/A       N/A
Wellington Management
  Large-Cap Growth
  Composite..............  -24.18%     -20.49%*      -21.06%    -1.62%     6.85%
Russell 1000 Growth
  Index(1)...............  -27.88%     -23.33%**     -23.64%    -3.84%     6.71%

---------------

 * For the Wellington Management Large-Cap Growth Composite, the inception date used was 7/31/01.

** For the Russell 1000 Growth Index, the inception date used was 8/2/01.

                              ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                                             WELLINGTON MANAGEMENT   RUSSELL 1000
                          ING VP LARGECAP      LARGE-CAP GROWTH         GROWTH
                          GROWTH PORTFOLIO         COMPOSITE           INDEX(1)
                          ----------------   ---------------------   ------------
2002....................       -34.80%              -24.18              -27.88%
2001....................          N/A               -16.32              -20.42%
2000....................          N/A               -22.48              -22.42%
1999....................          N/A                35.55               33.16%
1998....................          N/A                38.26               38.71%

---------------

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average book-to-price ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

    The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables for the ING LargeCap Growth Fund were adjusted to reflect the deduction of net operating expenses for the ING LargeCap Growth Fund of 1.60%. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables for the ING VP LargeCap Growth Portfolio were adjusted to reflect the deduction of net operating expenses for the ING VP Largecap

Growth Portfolio of 1.10%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without provision for any applicable federal or state income taxes, if any. The performance data for the ING LargeCap Growth Fund and the Wellington Management Composite in the ING LargeCap Growth Fund Average Annual Total Return table reflects the deduction of applicable Class A sales charges of 5.75%. The performance data for the ING VP LargeCap Growth Portfolio and the Wellington Management Composite in the ING VP LargeCap Growth Portfolio Average Annual Total Return table has not been adjusted to reflect a sales charge because no sales charge is applicable to the Fund. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.

    The performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS?

    Each Fund's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds. Each Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, oversees the investment management services of the sub-advisers.

    Each current Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After an initial two year term, the current Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the

Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

    The Investment Management Agreements provide that ING Investments is paid an advisory fee at an annual rate of 0.75% of the first $500 million of average daily net assets and 0.675% of the next $500 million of average daily net assets of the ING LargeCap Growth Fund and 0.75% of the average daily net assets of the ING VP LargeCap Growth Portfolio. The Proposed Sub-Advisory Agreement will not result in a change in the overall management fee for each of the Funds. ING Investments, and not the Funds, will bear the expense of the Sub-Adviser. For the fiscal year ended May 31, 2002, the Adviser was compensated $2,935,487 for investment advisory services provided to the ING LargeCap Growth Fund. For the fiscal year ended December 31, 2002, the Adviser was compensated $9,184 for investment advisory services provided to the ING VP LargeCap Growth Portfolio.

    The Investment Management Agreements were last approved by the Trustees of the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio, including a majority of the Trustees who are not "interested persons" of the Adviser or the Funds, on July 11, 2002. The Investment Management Agreement for the ING LargeCap Growth Fund was last approved by the shareholders on August 18, 2000 as a result of a change of control of the Adviser, which caused the prior investment management agreement to automatically terminate. The Investment Management Agreement for the ING VP LargeCap Growth Portfolio was approved by the sole shareholder of the portfolio on April 30, 2001.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

    The Proposed Sub-Advisory Agreement requires Wellington Management to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for each Fund and to determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments for each Fund, in accordance with each Fund's investment objectives, policies and restrictions and applicable laws and regulations. To the extent permitted by the investment policies of the Funds, Wellington Management will make decisions for the Funds as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Funds. The Proposed Sub-Advisory Agreement also requires Wellington Management to use reasonable compliance techniques, including any written compliance procedures.

    The fees payable to Wellington Management, which will be paid by ING Investments and not by the Funds, will not increase the overall management fee of each Fund. Under the Proposed Sub-Advisory Agreement, the Funds' assets are aggregated for purposes of calculating the annual sub-advisory fee. The fee rate is 0.45% for the first $100 million of aggregate average daily net assets, 0.30% for the next $1.4 billion of aggregate average daily net assets, and 0.25% for aggregate average daily net assets over $1.5 billion.

    The Adviser has entered into an expense limitation agreement with each Fund pursuant to which it will limit the expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses not incurred in the ordinary course of each Fund's business, subject to possible reimbursement to the Adviser within three years. The expense limitations for Class A, Class B, Class C, and Class Q shares of ING LargeCap Growth Fund are 1.60%, 2.25%, 2.25%, and 1.50%, respectively. Class I shares of ING LargeCap Growth Fund currently does not have an expense limitation. The expense limitation for Class S shares of ING VP LargeCap Growth Portfolio is 1.10%. The expense limitation agreements provide that these expense limitations shall continue until May 31, 2003 for ING LargeCap Growth Fund and December 31, 2003 for ING VP LargeCap Growth Portfolio. The expense limitation agreements will remain in place whether or not the proposed Sub-Advisory Agreement is approved by shareholders. The expense limitations are contractual and shall renew automatically for one year terms unless the Adviser provides written notice of termination of the expense limitation within 90 days of the end of the term or upon termination of the Investment Management Agreement.

    If the Proposed Sub-Advisory Agreement is approved by shareholders of the ING LargeCap Growth Fund, the Board has approved limiting the expenses of ING LargeCap Growth Fund for Class A, Class B, Class C, Class Q and Class I shares to 1.45%, 2.10%, 2.10%, 1.35% and 1.10%, respectively, until May 31, 2004.

    The Proposed Sub-Advisory Agreement provides that Wellington Management shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

    Further, the Proposed Sub-Advisory Agreement provides that, under certain circumstances, the Adviser will indemnify and hold harmless the Sub-Adviser against any and all losses (including legal and other expenses) arising out of the Adviser's responsibilities to the Funds which may be based upon (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations under the Agreement, or (2) untrue statements or alleged untrue statements of a material fact contained in the registration statement or prospectus of the Funds or the omission or alleged omission to state in the prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading. The Proposed Sub-Advisory Agreement also provides that, under certain circumstances, the Sub-Adviser will indemnify and hold harmless the Adviser against any and all losses (including legal and other expenses) arising out of the Sub-Adviser's responsibilities to the Funds which may be based upon
(1) the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations under the Agreement, or (2) untrue statements or alleged untrue statements of a material fact contained in the registration statement or prospectus of the Funds or the omission or alleged omission to state in the prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Proposed Sub-Advisory Agreement may be terminated at any time without payment of penalty by either Fund by a vote of the majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and the Sub-Adviser. The Proposed Sub-Advisory Agreement also may be terminated by:
(i) the Adviser at any time, upon sixty (60) days' written notice to the Fund and the Sub-Adviser or (ii) by the Sub-Adviser upon three months' written notice, unless the Fund or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow additional time, not to exceed three additional months beyond the initial three month period; provided, however, that the Sub-Adviser can terminate the contract at any time, if the Sub-Adviser or the Adviser is legally incapable of providing services under the contract. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

    The Proposed Sub-Advisory Agreement was approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Adviser or the Funds, on February 25, 2003.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

    ING Funds Services, LLC (formerly, ING Pilgrim Group, LLC) ("ING Funds Services"), an affiliate of the Adviser, serves as the Administrator to the Funds. For the fiscal years ended May 31, 2002 for the ING LargeCap Growth Fund and December 31, 2002 for the ING VP LargeCap Growth Portfolio, ING Funds Services was paid $103,457 and $1,225, respectively. ING Funds Distributor, LLC (formerly, "ING Pilgrim Securities, Inc.") ("ING Funds Distributor"), an indirect wholly-owned subsidiary of ING Funds Services, serves as Principal Underwriter to each Fund. For the fiscal years ended May 31, 2002 for the ING LargeCap Growth Fund and December 31, 2002 for the ING VP LargeCap Growth Portfolio, ING Funds Services was paid $2,903,231 and $3,062, respectively. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

    During the fiscal years ended May 31, 2002 for the ING LargeCap Growth Fund and December 31, 2002 for the ING VP LargeCap Growth Portfolio, the Funds did not pay any commissions to affiliated brokers.

WHAT IS THE REQUIRED VOTE?

    Approval of the Proposal by ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio requires an affirmative vote of a majority of the outstanding voting securities of each Fund, which, for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

    If shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement, that Fund will continue to be managed under the current Investment Management Agreement and the Board of Trustees will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

    In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement and to recommend approval to shareholders, the Board of Trustees, including the Independent Trustees, considered several factors, including, but not limited to, the following: (1) the performance of the Funds under the current portfolio managers and the performance of Wellington Management on accounts that are comparable to the Funds; (2) the performance of a peer group of other large cap growth funds that are comparable to the Funds;
(3) the Adviser's view of the reputation of Wellington Management; (4) the nature and quality of the services to be provided by Wellington Management; (5) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (6) the personnel, operations, financial condition, business focus and investment management capabilities and methodologies of Wellington Management; (7) the results of the due diligence conducted by the Adviser, including its review of Wellington Management's formal responses to the information request made by the Adviser with respect to Wellington Management's policies concerning investments, compliance, disaster recovery planning, proxy voting and other matters; and (8) the costs for the services of the Sub-Adviser and the fact that the cost of the Sub-Adviser will be paid by the Adviser and not directly by the Funds. The Board of Trustees also considered the advisory fee retained by ING Investments for its services to the Funds.

    In approving the Proposed Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, in approving the Proposed Sub-Advisory Agreement, the Board initially focused on the performance of Wellington Management on accounts that are comparable to the Funds. The Board also focused on the personnel, operations, financial condition, business focus, and investment management capabilities and methodologies of Wellington Management. The Board concluded that the fees to be paid to Wellington are reasonable in relation to the services to be rendered, noting that no additional expenses would be borne by shareholders. The Board further determined that engaging Wellington Management as Sub-Adviser would be in the best interests of each Fund and its shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

    Based upon its review, the Board has determined that retaining Wellington Management is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the meeting, unanimously approved the proposed Sub-Advisory Agreement and voted to recommend their approval.

                              GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

    The Board has named Kimberly A. Anderson and Michael J. Roland as proxies. If you followed the instructions when you completed your Proxy Ballot, the proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, the proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

    If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

    If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

    March 3, 2003 has been chosen as the Record Date. Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of each Fund entitled to vote, present in person or represented by proxy, must be present to constitute a quorum.

    For ING VP LargeCap Growth Portfolio, an insurance company will vote shares of the Fund held by its Separate Accounts in accordance with instructions received from the Variable Contract owners. If a Variable Contract owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will also vote shares of the Fund held in Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Insurance Company's Separate Accounts in the aggregate.

    For ING LargeCap Growth Fund, if a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

    The ING LargeCap Growth Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that, under the rules of the New York Stock Exchange, the broker-dealers that are members of the New York Stock Exchange may vote on Proposal No. 1 on behalf of their customers and beneficial owners, even if the broker-dealer has not received instructions with respect to Proposal No. 1.

    If a shareholder abstains from voting on Proposal No. 1 or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on Proposal No. 1, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the "votes cast" on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposal 1.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

    A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named as proxies will vote as directed by the shareholder, but in the absence of voting instructions on any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

    The Fund will not pay the expenses in connection with this Notice and Proxy Statement and the Special Meeting of Shareholders. ING Investments or an affiliate and Wellington Management will each pay a portion of the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

    The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

                                                                      APPENDIX 1

             BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF A FUND
                              AS OF MARCH 24, 2003

                                                             PERCENT OF     PERCENT
                                                           CLASS AND TYPE     OF
FUND NAME AND CLASS     NAME AND ADDRESS OF SHAREHOLDER    OF OWNERSHIP*     FUND
-------------------     -------------------------------    --------------   -------
LargeCap Growth Fund   ING National Trust                    15.24%,          3.53%
Class A                151 Farmington Ave. #41              Beneficial
                       Hartford CT 06156-0001
LargeCap Growth Fund   MLPF & S for the Sole Benefit of      14.27%,          3.31%
Class A                the Customers                        Beneficial
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East 3rd Floor
                       Jacksonville FL 32246-6484
LargeCap Growth Fund   MLPF & S for the Sole Benefit of      28.34%,         12.04%
Class B                the Customers                        Beneficial
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East 3rd Floor
                       Jacksonville FL 32246-6484
LargeCap Growth Fund   MLPF & S for the Sole Benefit of      38.18%,          7.07%
Class C                the Customers                        Beneficial
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East 3rd Floor
                       Jacksonville FL 32246-6484
LargeCap Growth Fund   ING National Trust                    94.82%,         11.15%
Class I                151 Farmington Ave. #41              Beneficial
                       Hartford CT 06156-0001
LargeCap Growth Fund   ING Americas Deferred Comp Plan        5.11%,          0.60%
Class I                2390 Camelback Rd. Ste. 240          Beneficial
                       Phoenix AZ 85016-3434
LargeCap Growth Fund   Saxon & Co                             7.19%,          0.29%
Class Q                FBO 20-60-002-1033676                Beneficial
                       72146E582
                       PO Box 7780-1888
                       Philadelphia PA 19182-0001
LargeCap Growth Fund   Saxon & Co                             5.12%,          0.21%
Class Q                FBO 50-52-002-6150752                Beneficial
                       72146E582
                       PO Box 7780-1888
                       Philadelphia PA 19182-0001
VP LargeCap Growth     Golden American Life Insurance Co     78.29%,         78.29%
Portfolio              1475 Dunwoody Dr.                    Beneficial
Class S                West Chester PA 19380-1478
VP LargeCap Growth     ING Life Insurance & Annuity Co       21.71%,         21.71%
Portfolio              151 Farmington Ave.                  Beneficial
Class S                Hartford CT 06156-0001

---------------

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                                                      APPENDIX 2

                         FORM OF SUB-ADVISORY AGREEMENT

    AGREEMENT made this          day of          2003 between ING Investments,
LLC, an Arizona limited liability company (the "Manager"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Sub-Adviser").

    WHEREAS, ING Equity Trust and ING Variable Products Trust (each a "Trust," collectively the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), each as an open-end, management investment company; and

    WHEREAS, the Trusts are authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

    WHEREAS, the Trusts may offer shares of additional series in the future; and

    WHEREAS, pursuant to Investment Management Agreements, dated September 23, 2002 and April 30, 2001, as amended, respectively (the "Management Agreements"), copies of which have been provided to the Sub-Adviser, the Trusts have retained the Manager to render advisory and management services with respect to certain of the Trusts' series; and

    WHEREAS, pursuant to authority granted to the Manager in the Management Agreements, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trusts, and the Sub-Adviser is willing to furnish such services to the Trusts and the Manager; and

    WHEREAS, the Trusts' Boards of Trustees (each a "Board," collectively, the "Boards") have authorized the Manager to enter into an agreement with the Sub-Adviser.

    NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

    1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment sub-adviser and manager to the series of the Trusts (or portions thereof) set forth on Schedule A hereto (the "Series"), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    In the event a Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

    2. Sub-Adviser Duties. Subject to the supervision of the Trusts' Boards and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of a Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with a Series' investment objective or objectives, policies, and restrictions as stated in the Trusts' Registration Statements filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

        (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trusts' Boards of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statements of the Trusts filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

           (i) The Sub-Adviser will manage each Series so that it meets the diversification requirements of Section 851 of the Internal Revenue Code.

           (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with its proxy voting guidelines and based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Trusts and will provide to each Trust at least quarterly a report setting forth the proposals voted on and how its Series' shares were voted since the prior report, including the name of the corresponding issuers.

           (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, or other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series' custodian and portfolio accounting agent.

           (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statements for the Trusts or adopted by the Boards of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

           (v) The Sub-Adviser will provide the Manager, no later than the 12th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

           (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 12th business day of the following month.

        (b) The Sub-Adviser will make available to the Trusts and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

        (c) The Sub-Adviser will provide reports to the Trusts' Boards of Trustees for consideration at meetings of the Boards of Trustees on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Trusts' Boards of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

    3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for each Trust, or determined in consultation with the Manager, which may include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trusts, on behalf of a Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Trusts' Boards of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trusts' Boards of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as other clients of the Sub-Adviser, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Series and to such other clients.

    4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for each Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statements contain, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II, at the time material changes to Form ADV are filed with the SEC.

    5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trusts shall be responsible for all the expenses of the Series' operations.

    6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears by the 10th business day of the following month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if a Trust fails to pay the Manager all or a portion of the management fee for a Series under said Management Agreement when due, and the amount that was paid is insufficient to cover the portion of the Sub-Adviser's fee for that series (determined by prorating among the Series under this Agreement by relative net assets) under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

    7.  Marketing Materials.

    (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the

        Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, Microsoft PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

        (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

    8.  Compliance.

    (a) The Sub-Adviser agrees to use reasonable compliance techniques, including any written compliance procedures.

    (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trusts (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trusts promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for a Trust (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

    (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or a Trust; placed limitations upon any of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

    (d) The Sub-Adviser is prohibited from consulting with other sub-advisers to the Series or other sub-advisers to a series under common control with the Series concerning a Series' transactions in securities or other assets.

    9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for a Series are the property of the respective Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph
(f) of Rule 31a-l under the 1940 Act.

    10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or a Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trusts and actions of the Trusts, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to a Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trusts.

    11. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for a Trust's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for a Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

    12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trusts shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and have reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

    13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of a Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

    14.  Indemnification.

    (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to a Trust which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the

Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of a Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or a Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

    (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of a Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact regarding the Sub-Adviser, or the Sub-Adviser's past performance contained in the Registration Statement or prospectus covering the shares of a Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the

Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

    (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

    15.  Duration and Termination.

    (a) This Agreement shall become effective on the date first indicated above, subject to the condition that each Trust's Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to each Series until the Reapproval Date set forth for such Series on Schedule A,and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of each Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and
(b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of each Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by a Trust, by the Trust's Board or a majority of the outstanding voting securities of a Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless a Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

    In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

    (b) Notices.

        Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to a Trust:

             ING Equity Trust
             7337 East Doubletree Ranch Road
             Scottsdale, Arizona 85258
             Attention: Kimberly A. Anderson, Vice President and Secretary

             ING Variable Products Trust
             7337 East Doubletree Ranch Road
             Scottsdale, Arizona 85258
             Attention: Kimberly A. Anderson, Vice President and Secretary

        If to the Sub-Adviser:

             Wellington Management Company, LLP
             75 State Street
             Boston, Massachusetts 02109
             Attn: Legal Services

    16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Series until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and
(ii) the Trustees of each Trust, including a majority of the Trustees of the Trusts who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    17.  Miscellaneous.

    (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The Manager and the Sub-Adviser acknowledge that each Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Management Agreements.

    (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (d) To the extent permitted under Section 15 of this Agreement, this Agreement may be assigned by any party only with the prior written consent of the other parties.

    (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

    (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

    (g) This Agreement may be executed in counterparts.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                           ING INVESTMENTS, LLC

                                           By:
                                              ----------------------------------
                                              Michael J. Roland
                                              Executive Vice President

                                           WELLINGTON MANAGEMENT
                                           COMPANY, LLP

                                           By:
                                              ----------------------------------

                                           Title: ------------------------------

                                   SCHEDULE A

                              WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                        DATED: ________________________

                                    BETWEEN

                              ING INVESTMENTS, LLC

                                      AND

                       WELLINGTON MANAGEMENT COMPANY, LLP

----------------------------------------------------------------------------------------------
                         ANNUAL SUB-ADVISER FEE*        LAST CONTINUED/
                       (AS A PERCENTAGE OF AVERAGE        APPROVED BY
       SERIES               DAILY NET ASSETS)                BOARD           REAPPROVAL DATE
----------------------------------------------------------------------------------------------
 ING LargeCap
   Growth Fund
--------------------   0.45% -- First $100 million
                       0.30% -- Next $1.4 billion     February 25, 2003    September 1, 2004
 ING VP LargeCap       0.25% -- Over $1.5 billion
   Growth Portfolio
----------------------------------------------------------------------------------------------

---------------

* For purposes of calculating fees under this Agreement, the assets of the Series shall be aggregated with the portion of the assets of any other affiliated accounts of the Manager managed by the Sub-Adviser in a similar investment mandate (together, the "Aggregated Assets"). The Aggregated Assets will be applied to the above schedule and the resulting fee shall be prorated back to the Series and other affiliated accounts accordingly.

                                                                      APPENDIX 3

                                  PARTNERS OF
                       WELLINGTON MANAGEMENT COMPANY, LLP

                                     NAMES

                           Kenneth L. Abrams, Partner
                           Nicholas C. Adams, Partner
                           Rand L. Alexander, Partner
                          Deborah L. Allinson, Partner
                           Steven C. Angeli, Partner
                           James H. Averill, Partner
                            John F. Averill, Partner
                            Karl E. Bandtel, Partner
                           Mark J. Beckwith, Partner
                          James A. Bevilacqua, Partner
                            Kevin J. Blake, Partner
                           William N. Booth, Partner
                          Michael J. Boudens, Partner
                        Paul Braverman, Chief Financial
                              Officer and Partner
                            Robert A. Bruno, Partner
                           Michael T. Carmen, Partner
                          Maryann E. Carroll, Partner
                          William R. H. Clark, Partner
                             John DaCosta, Partner
                             Pamela Dippel, Partner
                           Scott M. Elliott, Partner
                            Robert L. Evans, Partner
                          David R. Fassnacht, Partner
                            Lisa d. Finkel, Partner
                           Mark A. Flaherty, Partner
                          Charles T. Freeman, Partner
                           Laurie A. Gabriel, Partner
                             Ann C. Gallo, Partner
                         Nicholas P. Greville, Partner
                              Paul Hamel, Partner
                          William J. Hannigan, Partner
                          Lucius T. Hill, III, Partner
                           James P. Hoffman, Partner
                             Jean M. Hynes, Partner
                            Paul D. Kaplan, Partner
                           Lorraine A. Keady, Partner
                             John C. Keogh, Partner
                         George C. Lodge, Jr., Partner
                           Nancy T. Lukitsh, Partner
                             Mark T. Lynch, Partner
                            Mark D. Mandel, Partner
                         Christine S. Manfredi, Partner
                            Earl E. McEvoy, Partner
                      Duncan M. McFarland, Chairman, Chief
                     Executive Officer and Managing Partner
                          Paul M. Mecray III, Partner
                          Matthew E. Megargel, Partner
                            James N. Mordy, Partner
                            Diane C. Nordin, Partner
                          Stephen T. O'Brien, Partner
                            Andrew S. Offit, Partner
                            Edward P. Owens, Partner
                            Saul J. Pannell, Partner
                           Thomas L. Pappas, Partner
                          Jonathan M. Payson, Partner
                         Phillip H. Perelmuter, Partner
                            Robert D. Rands, Partner
                            James A. Rullo, Partner
                         John R. Ryan, Managing Partner
                          Joseph H. Schwartz, Partner
                            James H. Shakin, Partner
                          Theodore E. Shasta, Partner
                          Andrew J. Shilling, Partner
                           Binkley C. Shorts, Partner
                           Scott E. Simpson, Partner
                            Trond Skramstad, Partner
                         Stephen A. Soderberg, Partner
                            Eric Stromquist, Partner
                           Brendan J. Swords, Partner
                         Harriett Tee Taggart, Partner
                           Frank L. Teixeira, Partner
                    Perry M. Traquina, President and Partner
                           Gene R. Tremblay, Partner
                           Nilesh P. Undavia, Partner
                             Clare Villari, Partner
                             Kim Williams, Partner
                           Itsuki Yamashita, Partner

                                                                      APPENDIX 4

                   ADVISORY FEE RATES FOR FUNDS WITH SIMILAR
     INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY WELLINGTON MANAGEMENT

    The following table sets forth the name of each other investment company, with investment objectives similar to the Funds, for which Wellington Management acts as an investment adviser or a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2002.

FUND NAME                                ANNUAL COMPENSATION        NET ASSETS
---------                                -------------------        ----------
Hartford Growth HLS*................  First $50 million 0.400%     $ 21,000,000
                                      Next $100 million 0.300%
                                      Next $350 million 0.250%
                                      Over $500 million 0.200%
Hartford Growth*....................  First $50 million 0.400%     $329,000,000
                                      Next $100 million 0.300%
                                      Next $350 million 0.250%
                                      Next $500 million 0.200%
                                      Over $1,000 million 0.175%

---------------

* Wellington Management currently manages approximately $42 billion for Hartford, as part of a multi-fund relationship.

                            ING LARGECAP GROWTH FUND
                        ING VP LARGECAP GROWTH PORTFOLIO

           PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 29, 2003
                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES

The undersigned hereby instructs Kimberly A. Anderson and Michael J. Roland (Proxies) to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio (each, a "Fund") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on May 29, 2003, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                                                            FOR          AGAINST         ABSTAIN
                                                                            ---          -------         -------

1.          To approve a Sub-Advisory Agreement between ING
            Investments, LLC and Wellington Management Company, LLP
            with no change in the Adviser or the overall management         [ ]            [ ]             [ ]
            fee paid by the Fund.

2.          To transact such other business, not currently
            contemplated, that may properly come before the Special
            Meeting or any adjournment(s) thereof in the discretion         [ ]            [ ]             [ ]
            of the proxies or their substitutes.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.


-------------------------------                              -------------------
Signature                                                    Date


-------------------------------                              -------------------
Signature (if held jointly)                                  Date